UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2024

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 30, 2024, the Boards of Directors of Sound Financial Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary Sound Community Bank (the “Bank”) approved amendments to the change in control agreements for six officers, including named executive officers Heidi Sexton, Executive Vice President and Chief Operating Officer, and Wes Ochs, Executive Vice President, Chief Strategy Officer and Chief Financial Officer.
Each amendment revised the definition of “Involuntary Termination” to specify a change in the officer’s principal workplace to a location outside of a 35 mile radius from the officer’s current workplace rather than a change to a location outside of a 35 mile radius from the Bank’s headquarters. This adjustment reflects that not all of the officers currently work at the Bank’s headquarters. In addition, for four change in control agreements entered into prior to 2023, including those for Ms. Sexton and Mr. Ochs, the amendments revised the definition of “Change in Control” to conform with the language used in the change in control agreements entered into with officers in 2023.
The foregoing description of the amendments to the change in control agreements for Ms. Sexton and Mr. Ochs is qualified in its entirety by reference to the full text of such amendments, which are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit No.    Description

10.1	Amendment No. 1 to the Change of Control Agreement by and among Sound Financial Bancorp, Inc., Sound Community Bank and Heidi Sexton, effective as of October 30, 2024
10.2	Amendment No. 1 to the Change in Control Agreement by and among Sound Financial Bancorp, Inc., Sound Community Bank and Wes Ochs, effective as of October 30, 2024
104	Cover page interactive data file (embedded within the Inline XBRL document)

(Signature page follows)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: November 4, 2024	By:	/s/ Laura Lee Stewart
Laura Lee Stewart
President and CEO